Exhibit 99.2

Fourth Quarter 2014 Results February 10, 2015 Investor Presentation

Fourth Quarter 2014 Results February 10, 2015 Investor Presentation

2014 vs. 2013 P&L Summary – Fourth Quarter 1 February 10, 2015 (a) 2013 reported results include the impact of expenses incurred in relation to the terminated merger with Publicis S.A. (“ Publicis ”). See page 19 for the impact of these items on 2013 results. (b) EBITA is a non - GAAP financial measure. See page 39 for the definition of this measure and page 32 for the reconciliation of non - GAAP measures . 2014 2013 (a) Revenue $ 4,195.1 $ 4,058.1 EBITA (b) 609.4 575.7 Margin % 14.5% 14.2% Amortization of Intangibles 30.0 24.5 Operating Income $ 579.4 $ 551.2 Margin % 13.8% 13.6% Fourth Quarter

2014 vs. 2013 P&L Summary – Fourth Quarter 2 February 10, 2015 2014 2013 (a) Operating Income $ 579.4 $ 551.2 Net Interest Expense 30.0 39.8 Income Taxes 182.2 176.3 Tax Rate % 33.2% 34.5% Income from Equity Method Investments 5.7 5.4 Noncontrolling Interests 43.4 40.0 Net Income - Omnicom Group $ 329.5 $ 300.5 Fourth Quarter (a) 2013 reported results include the impact of expenses incurred in relation to the terminated merger with Publicis . See page 20 for the impact of these items on 2013 results.

2014 vs. 2013 Earnings Per Share – Fourth Quarter 3 February 10, 2015 (a) 2013 reported results include the impact of expenses incurred in relation to the terminated merger with Publicis . See page 21 for the impact of these items on 2013 results. 2014 2013 (a) Net Income - Omnicom Group $ 329.5 $ 300.5 Net Income allocated to Participating Securities (5.6) (7.0) Net Income available for common shares $ 323.9 $ 293.5 Diluted Shares (millions) 249.9 260.6 EPS - Diluted $ 1.30 $ 1.13 Dividend Declared per Share $ 0.50 $ 0.40 Fourth Quarter

2014 vs. 2013 P&L Summary – Full Year 4 February 10, 2015 (a) 2014 and 2013 reported results include the impact of expenses incurred in relation to the terminated merger with Publicis . See page 22 for the impact of these items on 2014 and 2013 results . (b) EBITA is a non - GAAP financial measure. See page 39 for the definition of this measure and page 32 for the reconciliation of non - GAAP measures . 2014 (a) 2013 (a) Revenue $ 15,317.8 $ 14,584.5 EBITA (b) 2,051.2 1,926.1 Margin % 13.4% 13.2% Amortization of Intangibles 107.1 100.8 Operating Income $ 1,944.1 $ 1,825.3 Margin % 12.7% 12.5% Full Year

2014 vs. 2013 P&L Summary – Full Year 5 February 10, 2015 2014 (a) 2013 (a) Operating Income $ 1,944.1 $ 1,825.3 Net Interest Expense 134.1 164.4 Income Taxes 593.1 565.2 Tax Rate % 32.8% 34.0% Income from Equity Method Investments 16.2 15.9 Noncontrolling Interests 129.1 120.5 Net Income - Omnicom Group $ 1,104.0 $ 991.1 Full Year (a) 2014 and 2013 reported results include the impact of expenses incurred in relation to the terminated merger with Publicis . See page 23 for the impact of these items on 2014 and 2013 results.

2014 vs. 2013 Earnings Per Share – Full Year 6 February 10, 2015 (a) 2014 and 2013 reported results include the impact of expenses incurred in relation to the terminated merger with Publicis . See page 24 for the impact of these items on 2014 and 2013 results. 2014 (a) 2013 (a) Net Income - Omnicom Group $ 1,104.0 $ 991.1 Net Income allocated to Participating Securities (20.4) (25.1) Net Income available for common shares $ 1,083.6 $ 966.0 Diluted Shares (millions) 255.3 260.4 EPS - Diluted (a) $ 4.24 $ 3.71 Dividend Declared per Share $ 1.90 $ 1.60 Full Year

2014 Total Revenue Change – Fourth Quarter 7 February 10, 2015 (a) To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates fro m t he equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant cu rrency. (b) Net acquisitions revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against thi s number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period. (c) Organic revenue is calculated by subtracting both the net acquisitions revenue and the FX impact from total revenue growth. 4Q '13 FX Impact Net Acquisitions Organic Revenue 4Q '14 $4,058 $4,195 $(129) $26 $240 (b) (c) 3.4% (3.1)% 0.6% 5.9% (a)

2014 Total Revenue Change – Full Year 8 February 10, 2015 (a) To calculate the FX impact, we first convert the current period’s local currency revenue using the average exchange rates fro m t he equivalent prior period to arrive at constant currency revenue. The FX impact equals the difference between the current period revenue in U.S. dollars and the current period revenue in constant cu rrency. (b) Net acquisitions revenue is the aggregate of the applicable prior period revenue of the acquired businesses. Netted against thi s number is the revenue of any business included in the prior period reported revenue that was disposed of subsequent to the prior period. (c) Organic revenue is calculated by subtracting both the net acquisitions revenue and the FX impact from total revenue growth. FY 2013 FX Impact Net Acquisitions Organic Revenue FY 2014 $14,585 $15,318 $(113) $19 $827 (b) (c) 5.0% (0.8)% 0.1% 5.7% (a)

2014 Revenue by Region February 10, 2015 9 Fourth Quarter North America 56.9% UK 9.6% Euro Markets & Other Europe 18.3 % Asia Pacific 10.4% Latin America 3.0% Africa MidEast 1.8% Full Year North America 56.7% UK 9.8% Euro Markets & Other Europe 18.5 % Asia Pacific 10.5% Latin America 2.8% Africa MidEast 1.7%

2014 Revenue by Region 10 Fourth Quarter Full Year February 10, 2015 $ Mix % Growth % Organic Growth (a) North America 2,386.5$ 7.8% 8.3% UK 401.1 6.9% 6.2% Euro & Other Europe 771.0 -6.8% 1.2% Asia Pacific 436.6 -1.8% 3.2% Latin America 126.4 -3.5% -0.5% Africa Mid East 73.5 11.4% 14.1% $ Mix % Growth % Organic Growth (a) North America 8,688.7$ 6.5% 7.5% UK 1,499.0 12.5% 5.2% Euro & Other Europe 2,838.9 0.1% 1.0% Asia Pacific 1,602.5 1.4% 4.5% Latin America 432.6 -1.1% 4.0% Africa Mid East 256.1 7.2% 10.1% (a) “Organic Growth” reflects the year - over - year increase or decrease in revenue from the prior period, excluding the FX Impact and Acquisition/Disposition Revenue, as defined on page 7.

2014 Revenue by Discipline February 10, 2015 11 Fourth Quarter Specialty 7.3% PR 8.8% CRM 33.8% Advertising 50.1% Specialty 7.0% PR 9.1% CRM 34.3% Advertising 49.6% $ Mix % Growth % Organic Growth (a) Advertising $ 2,102.1 5.1% 8.5% CRM 1,418.6 -1.3% 1.0% PR 368.1 8.0% 8.5% Specialty 306.3 9.6% 9.4% $ Mix % Growth % Organic Growth (a) Advertising $ 7,593.5 8.1% 9.1% CRM 5,254.4 1.7% 1.9% PR 1,393.7 5.0% 4.1% Specialty 1,076.2 1.1% 3.1% (a) “Organic Growth” reflects the year - over - year increase in revenue from the prior period, excluding the FX Impact and Acquisition/ Disposition Revenue, as defined on page 7. Full Year

Revenue by Industry February 10, 2015 12 Full Year – 2014 Auto 8% Consumer Products 10% Financial Services 7% Food & Beverage 13% Other 26% Pharma & Health 10% Retail 6% Tech 9% Telcom 5% T&E 6% Full Year – 2013 Growth Auto 3.2% Food & Beverage 1.5% Consumer Products 4.3% Financial Services 0.4% Pharma & Healthcare 2.7% T&E 14.0% Retail 12.1% Technology - 0.9% Telecom - 12.8% Other Industries 13.5% Auto 8% Consumer Products 10% Financial Services 7% Food & Beverage 14% Other 24% Pharma & Health 10% Retail 6% Tech 9% Telcom 7% T&E 5%

Cash Flow Performance 13 February 10, 2015 2014 2013 Net Income 1,233.1$ 1,111.6$ Depreciation and Amortization Expense 294.4 284.8 Share-Based Compensation Expense 93.5 86.3 Other Non-Cash Items to Reconcile to Net Cash Provided by Operating Activities, net (38.3) (25.0) Free Cash Flow (a) 1,582.7$ 1,457.7$ Full Year Additional information regarding our cash flows can be found in our condensed cash flow statement on page 31. (a) The Free Cash Flow amounts presented above are non - GAAP financial measures. See page 39 for the definition of these measures and page 33 for the reconciliation of the non - GAAP measures.

Cash Flow Performance 14 February 10, 2015 2014 2013 Free Cash Flow (a) 1,582.7$ 1,457.7$ Primary Uses of Cash: Dividends (b) 468.0 318.4 Dividends paid to Noncontrolling Interest Shareholders 111.3 100.6 Capital Expenditures 213.0 212.0 Acquisitions and Payments for Additional Interest in Controlled Subsidiaries including Contingent Purchase Price Payments, net of Proceeds from Sale of Investments 206.6 95.6 Stock Repurchases, net of Proceeds from Stock Plans and Excess Tax Benefit from Stock Plans 994.1 485.2 Primary Uses of Cash (a) 1,993.0 1,211.8 Net Free Cash Flow (a) (410.3)$ 245.9$ Full Year Additional information regarding our cash flows can be found in our condensed cash flow statement on page 31. (a) The Free Cash Flow, Primary Uses of Cash and Net Free Cash Flow amounts presented above are non - GAAP financial measures. See pag e 39 for the definition of these measures and page 33 for the reconciliation of non - GAAP measures. (b) In December 2012, the Company paid its fourth quarter dividend, which historically was paid during January. As a result, the re were only three dividend payments during 2013.

Current Credit Picture 15 February 10, 2015 (a) EBITDA is a non - GAAP financial measure. See page 39 for the definition of this measure and page 32 for the reconciliation of no n - GAAP measures. (b) Net Debt is a non - GAAP financial measure. See page 39 for the definition of this measure. (c) See pages 27 and 28 for additional information on our Senior Notes. 2014 Reported 2013 Reported EBITDA (a) $ 2,238.5 $ 2,110.1 Gross Interest Expense 177.2 197.2 EBITDA / Gross Interest Expense 12.6 x 10.7 x Total Debt / EBITDA 2.0 x 1.9 x Net Debt (b) / EBITDA 1.0 x 0.6 x Debt Bank Loans (Due Less Than 1 Year) $ 8 $ 6 CP & Borrowings Issued Under Revolver - - Convertible Notes - 253 Senior Notes (c) 4,500 3,750 Other Debt 62 31 Total Debt $ 4,570 $ 4,040 Cash and Short Term Investments 2,390 2,729 Net Debt (b) $ 2,180 $ 1,311 Full Year

Historical Returns 16 February 10, 2015 Return on Invested Capital (ROIC) (a) : Twelve Months Ended December 31, 2014 20.3% Twelve Months Ended December 31, 2013 18.1% Return on Equity (b) : 15 Twelve Months Ended December 31, 2014 34.3% Twelve Months Ended December 31, 2013 28.1% (a) Return on Invested Capital is After Tax Reported Operating Income (a non - GAAP measure – see page 39 for the definition of this m easure and page 33 for the reconciliation of non - GAAP measures) divided by the average of Invested Capital at the beginning and the end of the period (book value of all long - term liabilities and short - term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments). (b) Return on Equity is Reported Net Income for the given period divided by the average of shareholders’ equity at the beginning and end of the period.

17 February 10, 2015 Net Cash Returned to Shareholders through Dividends and Share Repurchases From 2004 through 2014, Omnicom distributed over 100% of Net Income to shareholders through Dividends and Share Repurchases . $ In Billions 0.5 0.7 0.9 1.1 1.3 1.6 2.0 2.3 2.8 2.1 2.9 3.7 3.6 4.8 5.6 6.5 7.0 8.0 $0.7 $1.5 $2.4 $3.3 $4.3 $5.1 $5.9 $6.9 $7.9 $8.9 $10.0 76% 92% 110% 108% 105% 92% 103% 103% 107% 104% 108% $- $2.0 $4.0 $6.0 $8.0 $10.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Cumulative Cost of Net Shares Repurchased - Payments for repurchases of common stock less proceeds from stock plans. Cumulative Dividends Paid Cumulative Net Income - Omnicom Group Inc. % of Cumulative Net Income Returned to Shareholders - Cumulative Dividends Paid plus Cumulative Cost of Net Shares Repurchased divided by Cumulative Net Income.

Net Cash Returned to Shareholders through Dividends and Share Repurchases 17 February 10, 2015 0.5 0.7 0.9 1.1 1.3 1.6 2.0 2.3 2.8 2.1 2.9 3.7 3.6 4.8 5.6 6.5 7.0 8.0 $0.7 $1.5 $2.4 $3.3 $4.3 $5.1 $5.9 $6.9 $7.9 $8.9 $10.0 76% 92% 110% 108% 105% 92% 103% 103% 107% 104% 108% $- $2.0 $4.0 $6.0 $8.0 $10.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Cumulative Cost of Net Shares Repurchased - Payments for repurchases of common stock less proceeds from stock plans. Cumulative Dividends Paid Cumulative Net Income - Omnicom Group Inc. % of Cumulative Net Income Returned to Shareholders - Cumulative Dividends Paid plus Cumulative Cost of Net Shares Repurchased divided by Cumulative Net Income. From 2004 through 2014, Omnicom distributed over 100% of Net Income to shareholders through Dividends and Share Repurchases . $ In Billions

Supplemental Financial Information February 10, 2015 18

2014 vs. 2013 P&L Summary – Fourth Quarter 19 (a) 2013 “Non GAAP” amounts are non - GAAP financial measures. See the 2013 “Reported” amounts on this page for the GAAP presentation and page 25 for the reconciliation of non - GAAP measures and footnote definitions. (b) EBITA is a non - GAAP financial measure. See page 39 for the definition of this measure and page 32 for the reconciliation of non - GAAP measures and footnote definitions. 2014 Reported 2013 Non GAAP (a) 2013 Reported Revenue $ 4,195.1 $ 4,058.1 $ 4,058.1 EBITA (b) 609.4 589.0 575.7 Margin % 14.5% 14.5% 14.2% Amortization of Intangibles 30.0 24.5 24.5 Operating Income $ 579.4 $ 564.5 $ 551.2 Margin % 13.8% 13.9% 13.6% Fourth Quarter February 10, 2015

2014 vs. 2013 P&L Summary – Fourth Quarter 20 2014 Reported 2013 Non GAAP (a) 2013 Reported Operating Income $ 579.4 $ 564.5 $ 551.2 Net Interest Expense 30.0 39.8 39.8 Income Taxes 182.2 176.3 176.3 Tax Rate % 33.2% 33.6% 34.5% Income from Equity Method Investments 5.7 5.4 5.4 Noncontrolling Interests 43.4 40.0 40.0 Net Income - Omnicom Group 329.5 313.8 300.5 Fourth Quarter (a) 2013 “Non GAAP” amounts are non - GAAP financial measures. See the 2013 “Reported” amounts on this page for the GAAP presentation and page 25 for the reconciliation of non - GAAP measures and footnote definitions. February 10, 2015

2014 vs. 2013 Earnings Per Share – Fourth Quarter 21 (a) 2013 “Non GAAP” amounts are non - GAAP financial measures. See the 2013 “Reported” amounts on this page for the GAAP presentation and page 25 for the reconciliation of non - GAAP measures and footnote definitions. 2014 Reported 2013 Non GAAP (a) 2013 Reported Net Income - Omnicom Group $ 329.5 $ 313.8 $ 300.5 Net Income allocated to Participating Securities (5.6) (7.3) (7.0) Net Income available for common shares $ 323.9 $ 306.5 $ 293.5 Diluted Shares (millions) 249.9 260.6 260.6 EPS - Diluted $ 1.30 $ 1.18 $ 1.13 Dividend Declared per Share $ 0.50 $ 0.40 $ 0.40 Fourth Quarter February 10, 2015

2014 vs. 2013 P&L Summary – Full Year 22 (a) 2013 “Non GAAP” amounts are non - GAAP financial measures. See the 2013 “Reported” amounts on this page for the GAAP presentation and page 26 for the reconciliation of non - GAAP measures and footnote definitions. (b) EBITA is a non - GAAP financial measure. See page 39 for the definition of this measure and page 32 for the reconciliation of non - GAAP measures . (c) 2014 EBITA and Operating Income includes $8.8 million of expenses related to the terminated merger with Publicis (“Merger Expenses”). 2014 Reported (c) 2013 Non GAAP (a) 2013 Reported Revenue $ 15,317.8 $ 14,584.5 $ 14,584.5 EBITA (b) 2,051.2 1,967.5 1,926.1 Margin % 13.4% 13.5% 13.2% Amortization of Intangibles 107.1 100.8 100.8 Operating Income $ 1,944.1 $ 1,866.7 $ 1,825.3 Margin % 12.7% 12.8% 12.5% Full Year February 10, 2015

2014 vs. 2013 P&L Summary – Full Year 23 2014 Reported (c) 2013 Non GAAP (a) 2013 Reported Operating Income $ 1,944.1 $ 1,866.7 $ 1,825.3 Net Interest Expense 134.1 164.4 164.4 Income Taxes 593.1 571.7 565.2 Tax Rate % 32.8% 33.6% 34.0% Income from Equity Method Investments 16.2 15.9 15.9 Noncontrolling Interests 129.1 120.5 120.5 Net Income - Omnicom Group 1,104.0 1,026.0 991.1 Full Year (a) 2013 “Non GAAP” amounts are non - GAAP financial measures. See the 2013 “Reported” amounts on this page for the GAAP presentation and page 26 for the reconciliation of non - GAAP measures and footnote definitions. (c) Operating Income for 2014 includes $8.8 million of Merger Expenses. Income taxes and the effective tax rate for 2014 reflects the recognition of an income tax benefit of $11.4 million related to previously incurred Merger Expenses. Prior to the termination of the merger, the majority of the Merger Expenses were capitalized for income tax purposes and the related tax benefits were not recorded. Because the merger was terminated, the Merger Expenses were no longer required to be capitalized for income tax purposes. Net Income – Omnicom Group for 2014 includes the after - tax increase of $2.6 million resulting from the after tax impact of the Merger Expenses. February 10, 2015

2014 vs. 2013 Earnings Per Share – Full Year 24 2014 Reported (c) 2013 Non GAAP (a) 2013 Reported Net Income - Omnicom Group $ 1,104.0 $ 1,026.0 $ 991.1 Net Income allocated to Participating Securities (20.4) (26.0) (25.1) Net Income available for common shares $ 1,083.6 $ 1,000.0 $ 966.0 Diluted Shares (millions) 255.3 260.4 260.4 EPS - Diluted $ 4.24 $ 3.84 $ 3.71 Dividend Declared per Share $ 1.90 $ 1.60 $ 1.60 Full Year (a) 2013 “Non GAAP” amounts are non - GAAP financial measures. See the 2013 “Reported” amounts on this page for the GAAP presentation and page 26 for the reconciliation of non - GAAP measures and footnote definitions. (c) 2014 Reported results include the after - tax impact of the Merger Expense. The impact of these items increased Net Income – Omnicom Group by $2.6 million, increased Net Income allocated to Participating Securities by $0.1 million, increased Net Income available for common shares by $2.5 million and increased EPS – Diluted for 2014 by $0.01 per common share. February 10, 2015

Reconciliation of Non - GAAP Measures 25 February 10, 2015 2013 Reported Merger Expenses 2013 Non GAAP EBITA $ 575.7 $ 13.3 $ 589.0 Operating Income 551.2 13.3 564.5 Income Tax Expense 176.3 - 176.3 Net Income - Omnicom Group Inc. 300.5 13.3 313.8 Net Income allocated to participating securities 7.0 0.3 7.3 Net Income available for common shares 293.5 13.0 306.5 EPS - Diluted $ 1.13 $ 0.05 $ 1.18 Fourth Quarter The above table reconciles our reported fourth quarter 2013 results to the "2013 Non GAAP" amounts, which are non - GAAP financial measures. 2013 “Non GAAP” results have been adjusted to exclude the impact of the expenses related to Omnicom’s terminated merger with Publicis (“Merger Expenses”). The exclusion of the Merger Expenses increased the “Non GAAP” EBITA; Operating Income; and Net Income – Omnicom Group Inc. by $13.3 million; increased the Net income allocated to participating securities by $0.3 million; increased Net income available for common shares by $13.0 million; and increased EPS – Diluted by $0.05 per common share for the period prese nted. We believe that investors should consider the "Non GAAP" measures as they are indicative of our ongoing performance and refle ct how management evaluates our operational results. Non - GAAP financial measures should not be considered in isolation from or as a substitute for financial information presented in compliance with U. S. GAAP. Non - GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Reconciliation of Non - GAAP Measures 26 February 10, 2015 2013 Reported Merger Expenses 2013 Non GAAP EBITA $ 1,926.1 $ 41.4 $ 1,967.5 Operating Income 1,825.3 41.4 1,866.7 Income Tax Expense 565.2 6.5 571.7 Net Income - Omnicom Group Inc. 991.1 34.9 1,026.0 Net Income allocated to participating securities 25.1 0.9 26.0 Net Income available for common shares 966.0 34.0 1,000.0 EPS - Diluted $ 3.71 $ 0.13 $ 3.84 Full Year The above table reconciles our reported full year 2013 results to the "2013 Non GAAP" amounts, which are non - GAAP financial measures. 2013 “Non GAAP” results have been adjusted to exclude the impact of the expenses related to Omnicom’s terminated merger with Publicis (“Merger Expenses”). The exclusion of the Merger Expenses increased the “Non GAAP” EBITA; and Operating Income by $41.4 million; increased Income tax expense by $6.5 million; increased Net Income – Omnicom Group Inc. by $34.9 million; increased the Net income allocated to participating securities by $0.9 million; Net income available for common shares $34.0 million and increased EPS – Diluted by $ 0.13 per common share for the period presented . We believe that investors should consider the "Non GAAP" measures as they are indicative of our ongoing performance and reflect how management evaluates our operational results. Non - GAAP financial measures should not be considered in isolation from or as a substitute for financial information presented in compliance with U. S. GAAP. Non - GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Debt Structure Bank Loans $8 2024 Senior Notes $750 2022 Senior Notes $1,250 2020 Senior Notes $1,000 2019 Senior Notes $500 2016 Senior Notes $1,000 27 February 10, 2015 The above chart sets forth Omnicom’s debt outstanding at December 31, 2014. The amounts reflected above for the 2016, 2019, 2020, 2022 and 2024 Senior Notes represent the principal amount of these notes at maturity on April 15, 2016, July 15, 2019, August 15, 2020, May 1, 2022 and November 1, 2024, respectively.

Omnicom Debt Maturity Profile 28 February 10, 2015 Other borrowings at December 31, 2014 include short - term borrowings of $8 million which are due in less than one year. For purposes of this presentation we have included these borrowings as outstandi ng through July 31, 2019, the date of expiration of our five - year credit facility. $0 $250 $500 $750 $1,000 $1,250 2016 Senior Notes Other Borrowings 2019 Senior Notes 2022 Senior Notes 2020 Senior Notes 2024 Senior Notes

Historical Return Trends 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 February 10, 2015 29 (a) Return on Equity (“ROE”) is Reported Net Income for the given period divided by the average shareholders’ equity at the begin nin g and end of the period. (b) Return on Invested Capital (“ROIC”) is After Tax Reported Operating Income (a non - GAAP measure – see page 39 for the definition of this measure and page 33 for the reconciliation of non - GAAP measure for 2014) divided by the average of Invested Capital at the beginning and end of the period (book value of all long - term liabilities and short - term interest bearing debt plus shareholders’ equity less cash, cash equivalents and short term investments). Return on Equity Average through December 31, 2014 - 25.3% Return on Invested Capital Average through December 31, 2014 - 20.6% ROE (a) ROIC (b)

2014 Acquisition Related Expenditures 30 February 10, 2015 (a) Includes acquisitions of a majority interest in agencies resulting in their consolidation, including additional interest in e xis ting affiliate agencies resulting in majority ownership. (b) Includes the acquisition of additional equity interests in already consolidated subsidiary agencies which are recorded to Equ ity – Noncontrolling Interest. (c) Includes additional consideration paid for acquisitions completed in prior periods. (d) Total Acquisition Expenditures figure is net of cash acquired. Full Year Acquisitions of Businesses and Affiliates (a) 74.9$ Additional Interest in Controlled Subsidiaries (b) 69.5 Earn-outs on acquisitions completed after January 1, 2009 (c) 83.2 Total Acquisition Expenditures (d) 227.6$

Condensed Cash Flow 31 February 10, 2015 2014 2013 Net Income 1,233.1$ 1,111.6$ Share-Based Compensation Expense 93.5 86.3 Depreciation and Amortization 294.4 284.8 Impairment Charge on Equity Interest in Egyptian Affiliate, net - 10.7 Other Non-Cash Items to Reconcile to Net Cash Provided by Operating Activities, net (38.3) (35.7) Changes in Operating Capital (106.2) 351.3 Net Cash Provided by Operating Activities 1,476.5 1,809.0 Capital Expenditures (213.0) (212.0) Acquisitions, net of Proceeds from Sale of Investments (53.9) (16.2) Net Cash Used in Investing Activities (266.9) (228.2) Dividends (468.0) (318.4) Dividends paid to Noncontrolling Interest Shareholders (111.3) (100.6) Repayment of Convertible Debt (252.7) (406.7) Proceeds from/(repayments of) Short-term & Long-term Debt, net 749.7 (0.4) Stock Repurchases, net of Proceeds from Stock Plans and Excess Tax Benefit from Stock Plans (994.1) (485.2) Payments for Additional Interest in Controlled Subsidiaries (69.5) (8.9) Contingent Purchase Price Payments (83.2) (70.5) Other Financing Activities, net (29.0) (29.1) Net Cash Used in Financing Activities (1,258.1) (1,419.8) Effect of exchange rate changes on cash and cash equivalents (273.9) (128.8) Net (Decrease)/Increase in Cash and Cash Equivalents (322.4)$ 32.2$ Full Year

Reconciliation of Non - GAAP Measures 32 February 10, 2015 The above reconciles EBITDA, EBITA excluding merger expenditures and EBITA to the GAAP financial measures for the periods pre sen ted. EBITDA, EBITA and EBITA excluding acquisition expenses incurred primarily in connection with Omnicom’s terminated merger with Publicis are non - GAAP financial measures within the meaning of applicable SEC rules and regulations. Our credit facility defines EBITDA as earnings before deducting interest expense, inco me taxes, depreciation and amortization. Our credit facility uses EBITDA to measure our compliance with covenants, such as interest coverage and leverage ratios, as presented on page 15 of this present ati on. 2014 2013 2014 2013 Revenue $ 4,195.1 $ 4,058.1 $ 15,317.8 $ 14,584.5 Operating Expenses, excluding Depreciation and Amortization 3,538.7 3,434.9 13,079.3 12,474.4 EBITDA 656.4 623.2 2,238.5 2,110.1 Depreciation 47.0 47.5 187.3 184.0 Add: Merger Expenses - 13.3 8.8 41.4 EBITA excluding merger expenses 609.4 589.0 2,060.0 1,967.5 Merger Expenses - 13.3 8.8 41.4 EBITA 609.4 575.7 2,051.2 1,926.1 Amortization of Intangibles 30.0 24.5 107.1 100.8 Operating Income 579.4 551.2 1,944.1 1,825.3 Net Interest Expense 30.0 39.8 134.1 164.4 Income Before Tax 549.4 511.4 1,810.0 1,660.9 Taxes 182.2 176.3 593.1 565.2 Income from Equity Method Investments 5.7 5.4 16.2 15.9 Net Income 372.9 340.5 1,233.1 1,111.6 Less: Net Income Attributed to Noncontrolling Interests 43.4 40.0 129.1 120.5 Net Income - Omnicom Group $ 329.5 $ 300.5 $ 1,104.0 $ 991.1 Full Year3 Months Ended December 31

Reconciliation of Non - GAAP Measures February 10, 2015 33 2014 2013 Net Free Cash Flow (410.3)$ 245.9$ Cash Flow items excluded from Net Free Cash Flow: Changes in Operating Capital (106.2) 351.3 Repayment of Convertible Debt (252.7) (406.7) Proceeds from/(repayments of) Short-term & Long-term Debt, net 749.7 (0.4) Other Financing Activities, net (29.0) (29.1) Effect of exchange rate changes on cash and cash equivalents (273.9) (128.8) Net Decrease in Cash and Cash Equivalents (322.4)$ 32.2$ Full Year 2014 2013 Reported Operating Income 1,944.1$ 1,825.3$ Effective Tax Rate for the applicable period 32.8% 34.0% Income Taxes on Reported Operating Income 637.7 620.6 After Tax Reported Operating Income 1,306.4$ 1,204.7$ Full Year

Supplemental Information 34 February 10, 2015 (a) Merger expenses relate to costs incurred in connection with Omnicom’s terminated merger with Publicis and are comprised prima ril y of professional fees. 2014 Reported 2013 Reported % ∆ 2014 Reported 2013 Reported % ∆ Operating expenses: Salary and service costs $ 3,119.2 $ 2,991.1 4.3% $ 11,350.0 $ 10,724.4 5.8% Office and general expenses: Amortization of Intangibles 30.0 24.5 107.1 100.8 Depreciation 47.0 47.5 187.3 184.0 Merger expenses (a) - 13.3 8.8 41.4 Other office and general expenses 419.5 430.5 -2.6% 1,720.5 1,708.6 0.7% Total office and general expenses 496.5 515.8 2,023.7 2,034.8 Total operating expenses $ 3,615.7 $ 3,506.9 3.1% $13,373.7 $12,759.2 4.8% Net Interest expense: Interest expense $ 41.8 $ 48.5 $ 177.2 $ 197.2 Interest income 11.8 8.7 43.1 32.8 Net Interest expense $ 30.0 $ 39.8 -24.6% $ 134.1 $ 164.4 -18.4% Fourth Quarter Full Year

Fourth Quarter Acquisitions February 10, 2015 35 Founded in 1996, DDC Advocacy conducts advocacy campaigns for major corporations, trade associations, business coalitions and non - profit organizations. Among its comprehensive suite of services and products, DDC Advocacy offers advocacy strategy, global and local in - district campaigns, digital engagement targeting, outreach tools, grassroots technology, PAC compliance, public relations, social media and government services. DDC Advocacy is located in Washington, D.C. and will operate as part of the Fleishman Hillard division within the DAS Group of Companies.

Fourth Quarter Acquisitions February 10, 2015 36 Ketchum, a leading global public relations consultancy, has purchased a controlling interest in its affiliate agency in Brazil, Ketchum Estratégia. The company has recognized public relations expertise in brand marketing, technology, digital , sports marketing and crisis management. Located in São Paolo, Brazil, the agency will be rebranded Ketchum Brazil. Ketchum is a subsidiary within the DAS Group of Companies.

Fourth Quarter Acquisitions February 10, 2015 37 GRA Everingham is a bipartisan strategic advisory firm at the forefront of government relations, regulatory and public affairs in Australia. GRA Everingham specializes in providing companies and institutions with strategic advice about government, public policy, regulation and stakeholder communications . Located in Perth, Australia, GRA Everingham will operate as part of the GRACosway division of Clemenger Group within the BBDO Worldwide network.

Fourth Quarter Acquisitions February 10, 2015 38 Marketforce is an Australian agency that provides fully integrated marketing solutions to its clients. For over 40 years Marketforce has represented clients in many industries, including consumer goods, health and general insurance, local and state government , public health, utilities, road safety and tourism. Located in Perth, Australia, Marketforce will operate as part of the Clemenger Group within the BBDO Worldwide network .

The preceding materials have been prepared for use in the February 10, 2015 conference call on Omnicom’s results of operation s f or the period ended December 31, 2014. The call will be archived on the Internet at http://www.omnicomgroup.com/financialwebcasts. Forward - Looking Statements Certain statements in this presentation constitute forward - looking statements, including statements within the meaning of the Private Securities Litigation Reform Act of 1995. In addition, from time to time, the Company or its representatives have made, or may make, forward - looking statements, orally or in writing. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management as well as assumptions made by, and information currently available to, the Company’s management. Forward - looking statements may be accompanied by words such as “aim,” “anticipate,” “believe,” “plan,” “could,” “wou ld,” “should,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “will,” “possible,” “potential,” “predict,” “project” or similar words, phrases or expressions. The se forward - looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ ma terially from those in the forward - looking statements include: international, national or local economic, social or political conditions that could adversely affect the Company or it s clients; losses on media purchases and production costs incurred on behalf of clients; reductions in client spending, a slowdown in client payments and changes in client advertising, marketing and corporate communications requirements; failure to manage potential conflicts of interest between or among clients; unanticipated changes relating to competitive factors in the advertising, marketing and corporate communications industries ; ability to hire and retain key personnel; ability to attract new clients and retain existing clients in the manner anticipated; reliance on information technology systems; changes in legislation or governmental regulations affecting the Company or its clients; conditions in the credit markets; risks associated with assumptions the Company makes in connection with its critical accounting estimates and legal proceedings; and the Company’s international operations, which are subject to the risks of currency fluctuation and currency repatriation restrictions. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that may affect the Company’s business, including those described in the “Risk Factors” in Omnicom’s Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, Current Reports on Form 8 - K and other documents filed from time to time with the Securities and Exchange Commission. Except as required under applicable law, the Company does not assume any obligation to update these forward - looking statements . Non - GAAP Financial Measures We present financial measures determined in accordance with generally accepted accounting principles in the United States (“G AAP ”) and adjustments to the GAAP presentation (“Non - GAAP”), which we believe are meaningful for understanding our performance. Non - GAAP financial measures should not be considered in isolation f rom, or as a substitute for, financial information presented in compliance with GAAP. Non - GAAP financial measures as reported by us may not be comparable to similarly titled amounts reported b y other companies. We provide a reconciliation of non - GAAP measures to the comparable GAAP measures on pages 25, 26, 32 and 33. The Non - GAAP measures used in this presentation include the following: Net Free Cash Flow, defined as Free Cash Flow (defined below) less the Primary Uses of Cash (defined below). Net Free Cash Fl ow is one of the metrics used by us to assess our sources and uses of cash and was derived from our consolidated statements of cash flows. We believe that this presentation is meaningful for unde rst anding our primary sources and primary uses of that cash flow. Free Cash Flow, defined as net income plus depreciation, amortization, share based compensation expense less other non - cash items to reconcile to net cash provided by operating activities. Primary Uses of Cash, defined as dividends to common shareholders, dividends paid to non - controlling interest shareholders, capital expenditures , cash paid on acquisitions, payments for additional interest in controlled subsidiaries and stock repurchases, net of the proceeds and excess tax benefit from our stock plans, and excludes changes in wor king capital and other investing and financing activities, including commercial paper issuances and redemptions used to fund working capital changes. EBITDA, defined as operating income before interest, taxes, depreciation and amortization. We believe EBITDA is meaningful be cau se the financial covenants in our credit facilities are based on EBITDA. EBITA, defined as operating income before interest, taxes and amortization. We use EBITA as an additional operating performan ce measure, which excludes acquisition - related amortization expense, because we believe that EBITA is a useful measure to evaluate the performance of our businesses. Net Debt, defined as total debt less cash, cash equivalents and short - term investments. We believe net debt, together with the c omparable GAAP measures, reflects one of the metrics used by us to assess our cash management. After Tax Reported Operating Income, defined as reported operating income less income taxes calculated using the effective ta x r ate for the applicable period. 2013 Non - GAAP figures. These amounts exclude expenses incurred (and the associated impact on income taxes and net income) in connection wit h O mnicom’s terminated merger with Publicis, and are comprised primarily of professional fees. We believe that this “ Non - GAAP ” presentation allows for a more meaningful understanding of our performance . Other Information All dollar amounts are in millions except for per share amounts and figures shown on pages 3, 6, 21, 24, 25 and 26 and the ne t c ash returned to shareholders figures on page 17. The information contained in this document has not been audited, although some data has been derived from Omnicom’s historical financial stat eme nts, including its audited financial statements. In addition, industry, operational and other non - financial data contained in this document have been derived from sources that we believe to be reliabl e, but we have not independently verified such information, and we do not, nor does any other person, assume responsibility for the accuracy or completeness of that information. Certain amounts in pri or periods have been reclassified to conform to our current presentation. The inclusion of information in this presentation does not mean that such information is material or that disclosure of such inf ormation is required. Disclosure February 10, 2015 39